SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-WHX CORPORATION

          GABELLI INTERNATIONAL LTD
                                 9/08/98            4,300            11.5200
                                 9/04/98            5,700            11.3950
                                 9/03/98            4,800            11.0981
          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                10/23/98            5,000            11.7738
                                10/21/98            5,000            11.3000
                                10/09/98           10,000             9.5625
                                 9/25/98            5,000            12.7213
               THE GABELLI CAPITAL ASSET FUND
                                10/30/98            5,000            12.0375
                                 9/21/98            5,000            12.6475
               THE GABELLI ABC FUND
                                 9/08/98            3,000            11.5500
          GAMCO INVESTORS, INC.
                                 9/28/98           10,000            12.8750
                                 9/24/98            5,000            12.7813
                                 9/23/98           10,000            12.7188
                                 9/18/98            5,000            12.6250
                                10/26/98            2,000            12.0000
                                10/23/98              500            11.7500
                                10/21/98            2,000            11.3750
                                10/12/98              200-           10.3750
                                 9/28/98            1,000-           12.7500
                                 9/25/98            3,000            12.6250
                                 9/24/98            5,000            12.7813
                                 9/24/98            5,000            12.7500
                                 9/09/98            7,500            12.0500
                                 9/08/98            2,300            11.7511
                                 9/08/98              500            11.5743
                                 9/08/98            5,000            11.5375
                                 9/08/98            6,500            11.5343
                                 9/08/98              500            11.5000
                                 9/04/98              100            11.0500
                                 9/03/98              200            11.1628
                                 9/03/98           14,700            11.0405
                                 9/03/98            5,000            11.0175






                                             SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-WHX CORPORATION

          GAMCO INVESTORS, INC.
                                 9/03/98              500            10.9950
                                 9/03/98           15,000            11.0305
                                 9/03/98              600            10.9875
                                 9/02/98              300            10.7375




























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.





                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          PREFERRED CONVERTIBLE STOCK-WHX CORP CONV PRFD A

          GABELLI FUNDS, INC.
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                10/12/98              500            40.1750
                                10/22/98              500            42.0500
                                 9/03/98            1,000            44.0500
               THE GABELLI ABC FUND
                                 9/03/98            1,000            44.0500
          GAMCO INVESTORS, INC.
                                10/27/98              500            42.1875
                                10/22/98              500            41.8750
                                10/14/98            1,000            39.5000
                                10/12/98            1,000            40.1250
                                 9/03/98            1,000            44.0700






















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.



                                           SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          PREFERRED CONVERTIBLE STOCK-WHX CORP CONV PRFD B

          GABELLI FUNDS, INC.
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                10/12/98            1,500            36.0500
                                 9/25/98              500            39.5500
          GAMCO INVESTORS, INC.
                                10/27/98            1,000            39.0000
                                10/22/98              200            38.9375
                                 9/11/98              300            41.5000
                                 9/03/98            1,000            41.0700
                                 9/03/98            1,200            42.0700
                                 9/03/98              500            42.1100























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.